Royce Capital Fund

Supplement to the Investment and Service Class Shares

Prospectus Dated May 1, 2022

Royce Capital Fund - Micro-Cap Portfolio

The Board of Trustees of Royce Capital Fund (“Fund”) recently approved a contractual investment advisory fee rate reduction for the Micro-Cap Portfolio, such reduction to become effective as of July 1, 2022.

The operations of the Fund will not change except as specifically described below.

ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO

Effective July 1, 2022, the “Annual Fund Operating Expenses” table and the “Example” table provided are deleted in their entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class
Management fees	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.25%
Other expenses	0.12%	0.14%
Total annual Fund operating expenses	1.12%	1.39%
Fee waivers and/or expense reimbursements	-0.04%	-0.06%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.08%	1.33%

The Fund’s total annual operating expense ratios are subject to change in response to changes in the Fund’s average net assets or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain both the Investment and Service Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.08% and 1.33%, respectively, through April 30, 2023.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment and Service Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	Investment Class	Service Class
1 Year	$110	$135
3 Years	$352	$426
5 Years	$613	$737
10 Years	$1,360	$1,622

July 1, 2022

RCM-RCF-0522